Summary Prospectus	May 6, 2016
MIDAS SERIES TRUST
MIDAS PERPETUAL PORTFOLIO
Symbol: MPERX
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks.  You can find the Fund's prospectus and other information about the Fund online at http://www.midasfunds.com/shareholderreports.html.  You can also get this information at no cost by calling 1-800-400-MIDAS (6432) or by sending an e-mail request to info@midasfunds.com, or from your financial intermediary.  The Fund's prospectus and statement of additional information, both dated April 29, 2016, are incorporated herein by reference into this Summary Prospectus.

IMPORTANT: On January 25, 2016, the Board of Trustees of Midas Series Trust approved and intends to submit for approval by shareholders of Midas Perpetual Portfolio ("Perpetual") a proposal to merge Perpetual into Midas Fund pursuant to an agreement and plan of reorganization (the "Reorganization"). The Reorganization provides for each shareholder of Perpetual to receive shares of Midas Fund equal in value to that shareholder's Perpetual shares.
It is anticipated that shareholders will be asked to vote on the Reorganization at a special meeting to be held on June 20, 2016. If approved by shareholders, it is anticipated that the Reorganization will be consummated shortly thereafter. Shareholders of Perpetual as of the record date for the special meeting will receive a combination proxy statement/prospectus which describes the Reorganization in more detail.
The Board of Trustees of Midas Series Trust believes that the Reorganization may benefit Perpetual shareholders by providing them with a fund that can be more competitive relative to its peers and achieve greater economies of scale and a lower expense ratio by spreading fixed costs over a larger asset base.
In light of the foregoing, while Perpetual is still open to new accounts and additional investments in existing accounts, persons who wish to open new accounts or make additional investments in existing accounts are urged to invest in Midas Fund rather than Perpetual.

INVESTMENT OBJECTIVE
The Fund seeks to preserve and increase the purchasing power value of its shares over the long term.

FEES AND EXPENSES OF THE FUND
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee on shares redeemed within 30 days of purchase	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	2.93%
Total Annual Fund Operating Expenses	3.68%

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$370	$1,126	$1,902	$3,932
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance.  During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies of the Fund
In pursuit of its investment objective, the Fund normally seeks to invest in the following investment categories in accordance with the following Target Percentage Ranges, subject to certain quarterly and other adjustments (Target Percentage Range in parentheses):  gold (10-30%); silver (0-20%); Swiss franc assets (10-30%); hard asset securities (15-35%); and large capitalization growth stocks (15-35%).  Pending investment or if the Fund's investment manager determines that market conditions warrant, the Fund may hold cash, money market funds, money market instruments, bank deposits, investment grade, short term corporate bonds and banker's acceptances, and similar investments without limit.  The Fund may also make these investments for temporary defensive purposes.  In light of the potential Reorganization described above, it is currently anticipated that, subject to market conditions and the discretion of the Fund's investment manager, the Fund may purchase or sell securities in anticipation of the Reorganization as well as within the normal course. Moreover, one of the Fund's Swiss franc denominated bonds matured in March 2016 and the Fund currently intends to hold the proceeds in U.S. denominated cash, money market funds, money market instruments, bank deposits, investment grade, short term corporate bonds and banker's acceptances, and/or similar investments instead of using the proceeds to purchase additional Swiss franc assets. Accordingly, the Fund's actual percentage of its total assets invested in the Swiss franc assets investment category may vary from its Target Percentage Range and the Fund may not achieve its investment objective during this period. The Fund is non-diversified, which means that it is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"), in the proportion of its assets that may be invested in the obligations of a single issuer.

Subject to the foregoing, subsequent to each calendar quarter end, the Fund's investment manager normally compares the Fund's actual percentage of investments in a given category with the Target Percentage Range for that category, and may adjust the Fund's investments to more closely align the actual percentage to the Target Percentage Range in cases where the variance outside the Target Percentage Range is greater than one percentage point.  Also, from time to time, the Fund may use leverage to increase its investment in large capitalization growth stocks to the extent permitted under the 1940 Act.  As the Fund's actual percentage of investments in a given category increase, the risks associated with such investments, as described below, will tend to increase accordingly and may significantly affect the Fund's performance.
Gold and silver investments typically include bullion, bullion type coins, and shares of exchange traded funds that invest therein ("ETFs").  From time to time, mining company shares may be used to achieve target allocations in gold and silver if deemed attractive for tax planning or other purposes.  Swiss franc assets normally consist of deposits of Swiss francs at Swiss or non-Swiss banks and the bonds and other securities of the federal government of Switzerland.  Hard asset securities (e.g., common and preferred stocks, bonds, convertible securities, etc.) typically include those of U.S. and foreign companies dealing primarily in real estate (such as timberland, ranching and farm land, raw land, and land with improvements and structures) and natural resources (such as oil, gas, coal, precious and non-precious metals, and minerals).  Large capitalization growth stocks normally include U.S. and foreign companies with market capitalizations over $50 billion which the investment manager believes may experience growth in revenues, earnings, or other similar measures and may include options, warrants, and similar derivatives on such stocks.  The Fund may trade securities actively in pursuit of its investment objective.

Principal Risks of Investing in the Fund
An investment in the Fund is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  It is not a complete investment program and you could lose money by investing in the Fund.
Investments in Gold and Silver.  Investments in gold and silver are considered speculative.  The Fund's investments can be significantly affected by developments in the precious metals industries and are linked to the prices of gold and silver.  These prices can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.  Economic, political, or other conditions affecting one or more of the major sources of gold and silver could have a substantial effect on supply and demand in countries throughout the world.  Additionally, the majority of such producers are domiciled in a limited number of countries.  Moreover, under the federal tax law, the Fund may not earn more than 10% of its annual gross income from gains resulting from selling gold and silver and certain other non-securities related sources.  Accordingly, the Fund may be required to hold gold and silver or to sell them at a loss, or to sell securities at a gain, when for investment reasons it would not otherwise do so.
Natural Resources Companies.  The profitability of natural resources companies can be significantly affected by the supply of and demand for the produced commodities and related services, exploration and production spending and success, government regulations and taxes, international political developments, and economic conditions.  The operations and financial performance of natural resources companies may be directly affected by the prices of the produced commodities, especially those natural resources companies whose reserves of the commodities are significant assets.   The value of securities issued by natural resources companies may also be affected by changes in overall market movements, changes in interest rates, inflation rates, or investor expectations concerning such rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels, and international economic, political, and regulatory developments.  In addition, companies in the natural resources sector may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs.  It is possible that the performance of securities of natural resources companies may lag the performance of other industries or the broader market as a whole. The prices of natural resources company stocks may exhibit greater price volatility than other types of stocks.
Depletion and Exploration Risk.  To maintain or increase their revenue level, natural resources companies or their customers need to maintain or expand their reserves and production through exploration, development, acquisitions, or other methods.  The financial performance of natural resources companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost-effectively expand reserves or production sufficiently to replace current depletion.
Gold and Silver Mining Company Risk.  The profitability of companies involved in gold and silver mining and related activities is significantly affected by changes in the market price of gold and silver.  Gold and silver mining companies also face risks related to their operations that may affect overall profitability.  These risks include the uncertainty and cost of mineral exploration and acquisitions and the uncertainties and unexpected problems and delays in developing mines.  In addition, the business of gold and silver mining is subject to numerous risks that could adversely impact such companies.  These risks include environmental hazards, industrial accidents, underground fires, labor disputes, unexpected geological formations, availability of appropriately skilled persons, unanticipated ground and water conditions, fall of ground accidents, legal and regulatory restrictions, and seismic activity.
Market.  The market risks associated with investing in the Fund are those related to fluctuations in the value of the investments in the Fund's portfolio.  A risk of investing in stocks, bonds, gold and silver, and other investments is that their value will go up and down, sometimes rapidly and unpredictably, reflecting overall economic conditions and other factors and you could lose money.  Certain unanticipated events, such as natural disasters, terrorism, war, and other geopolitical events, can have a dramatic adverse effect on the investments held by the Fund.
Non-Diversification.  The Fund is non-diversified, which means that it is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer.  As a result, the Fund may hold a smaller number of issuers than if it were diversified.  Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in a non-diversified fund's total returns.
Investment Companies and ETFs.  Subject to the limitations set forth in the 1940 Act, or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies and in ETFs.  The ETFs in which the Fund may invest will generally have investment exposure to gold and silver which may subject them to greater volatility than investments in traditional securities.  The market value of the shares of other investment companies and ETFs may differ from their net asset value ("NAV").  As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity's expenses, including its investment management and administration fees, while continuing to pay its own investment management and administration fees and other expenses.  As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs.

Foreign Investments.  Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers.  Foreign companies are not generally subject to the same accounting, auditing, and financial standards and requirements as those applicable to U.S. companies.  There may be less publicly available information about a foreign company than a U.S. company.  Investments in foreign securities could expose the Fund to the direct or indirect consequences of political, social, or economic changes in the countries where those securities are issued or in which the issuers are located.  With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in custody in those foreign countries.  If the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the value of the Fund's investments is expected to decline proportionately.  In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.  In addition, investing in emerging (less developed) markets may involve higher levels of each of these risks.
Leverage.  The Fund may use leverage to the extent permitted under the 1940 Act.  Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of the Fund's investments.  Money the Fund borrows for leveraging is limited to 33 1/3% of the value of its total assets.  These borrowings would be subject to interest costs that may or may not be offset by income or capital gain from the securities purchased.  There can be no assurance that the Fund's use of leverage will be successful.
Security Selection.  The securities selected for the Fund's portfolio may decline in value.  The investment manager could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities, or other matters.  As a result, the Fund may underperform the markets, its benchmark index or other funds with the same objective or in the same asset class.
In-Kind Redemptions.  The Fund may require redeeming shareholders to accept readily tradable gold, silver, bullion or coins, ETF shares or other Fund holdings in complete or partial payment of redemptions.
Fixed Income Securities.  The Fund may invest in Swiss franc assets and fixed income securities that are affected by changes in interest rates.  When interest rates rise, the prices of fixed income securities typically fall in proportion to their maturities.  Conversely, when interest rates fall, the value of fixed income securities generally rises.  As of the date of this prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates including, but not limited to, a decline in the value of the Fund's fixed income investments, periods of volatility, and increased redemptions.  In the event of increased redemptions, the Fund may have to liquidate portfolio securities at disadvantageous prices and times, which could reduce the returns of the Fund. Fixed income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable or unwilling to pay principal and interest when due or that the value of the security will suffer because investors believe the issuer is less able to pay.  Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early.  If issuers exercise this right, holders of these types of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline.  Additionally, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease liquidity. Although the Fund may invest in fixed income securities of any credit quality or maturity, it has no current intention of investing more than 5% of its total assets in fixed income securities rated below investment grade (i.e., "junk bonds").
Swiss Franc Assets.  The Swiss franc is subject to the risk that inflation will decrease in the United States or rise in Switzerland.  Swiss government bonds are subject to some risk of default, and their credit quality is not rated by some U.S. rating agencies. The Fund may also be significantly affected by other economic, monetary or political developments in Switzerland.
Real Estate Investment Trusts and Other Real Estate Companies.  Real estate investment trusts ("REITs") and other real estate company securities are subject to, among other risks:  declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements; losses due to environmental liabilities;  casualty or condemnation losses; or government actions, such as tax increases, zoning law changes, or regulatory limitations on rents or environmental regulations.  REITs also are dependent upon management skills and are subject to heavy cash flow dependency, self-liquidation, and the possibility of failing to qualify for "pass-through" of net income and gains under the federal tax law.
Pricing.  Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund's last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing.  In such cases, the value determined for an investment could be different than the value realized upon such investment's sale.  As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.
Active Trading.  The Fund may trade securities actively.  This strategy could increase transaction costs, reduce performance, and result in increased taxable distributions, which could lower the Fund's after tax performance.

Past Performance
The following bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.  The following table compares the Fund's average annual returns for the 1, 5, and 10 year periods with appropriate broad based securities market indices.    The Lipper Mixed Asset Target Allocation Moderate Index ("LMTAMI") is an equally weighted average of the managed mixed-asset target allocation moderate funds tracked by Lipper which reflects certain of the market sectors in which the Fund may invest.    Past performance (before and after taxes) is not predictive of future performance.
Prior to December 29, 2008, the Fund (formerly known as Midas Dollar Reserves, Inc.) operated as a money market fund and invested exclusively in securities issued by the U.S. Government, its agencies and instrumentalities.  On December 29, 2008, the Fund changed its name from Midas Dollar Reserves, Inc. to Midas Perpetual Portfolio, Inc. and began operating as a fluctuating net asset value fund with the investment objective, strategies, and risks above.

MIDAS PERPETUAL PORTFOLIO – Year-by-year total return as of 12/31 each year (%)
Best Quarter: 7/1/09 – 9/30/09 7.69%
Worst Quarter: 7/1/15 – 9/30/15 (12.37)%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2015
	1 Year	5 Years	10 Years
Return Before Taxes	(15.23)%	(4.95)%	1.16%
Return After Taxes on Distributions	(15.69)%	(5.77)%	0.39%
Return After Taxes on Distributions and Sale of Fund Shares	(8.23)%	(3.43)%	0.94%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	1.38%	12.57%	7.30%
LMTAMI	(1.60)%	6.11%	4.86%

The Fund's returns shown above include the effect of reinvesting dividends and capital gain distributions.  After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Because actual after tax returns depend on a shareholder's tax situation, returns may vary from those shown.  After tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.  In some instances, the Return After Taxes on Distribution and Sale of Fund Shares may be higher than other return figures when a shareholder realizes a loss on the sale of Fund shares which provides the shareholder with an assumed tax benefit.

MANAGEMENT
Investment Manager
Midas Management Corporation.

Portfolio Manager
The Fund has been managed by the Investment Policy Committee ("IPC") of the investment manager since December 29, 2008.  The members of the IPC, all of whom have served on the IPC since 2012, are:  Thomas B. Winmill, Chairman; John F. Ramírez, Director of Fixed Income; Heidi Keating, Vice President-Trading; and Mark C. Winmill, Chief Investment Strategist.
PURCHASE AND SALE OF FUND SHARES
Minimum Investments
Account Type	Initial	Subsequent	Individual Retirement Accounts ("IRAs") and Health Savings Accounts ("HSAs")	Initial	Subsequent
Regular	$1,000	$100	Traditional, Roth IRA, HSA	$1,000	$100
UGMA/UTMA	$1,000	$100	Spousal, Rollover IRA	$1,000	$100
Education Savings Account	$1,000	$100	SEP, SIMPLE IRA	$1,000	$100
Automatic Investment Program	$100	$100	HSA	$1,000	$100

Midas Automatic Investment Program.  With the Midas Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans described below.  Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s).

Redemptions
Generally, you may redeem shares of the Fund by any of the methods explained below on each day the New York Stock Exchange ("NYSE") is open for trading ("Business Day").
By Mail.  Write to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110.  Effective May 23, 2016, the new address for regular mail will be Midas Funds, c/o Ultimus Asset Services, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707 and the new address for overnight express mail and courier will be Midas Funds, c/o Ultimus Asset Services, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.
By Telephone or Internet.  To expedite the redemption of Fund shares call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days.  For automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.
For Electronic Funds Transfer (EFT).  You may redeem as little as $250 worth of shares by requesting EFT service.  EFT proceeds are ordinarily available in your bank account within two Business Days.
For Federal Funds Wire.  If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank.  A $10 fee per wire transfer applies.

TAX INFORMATION
The Fund's distributions are taxable and will generally be taxed as ordinary income or long term capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund's distributor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Your broker-dealer or financial intermediary may also charge you fees for purchasing or selling Fund shares.  Ask your broker-dealer or financial intermediary or visit their website for more information.
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